UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 14, 2005

ValueVision Media, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	0-20243	41-1673770
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6740 Shady Oak Road, Eden Prairie, Minnesota		55344-3433
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(952) 943-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

ValueVision Media, Inc., on this Current Report, is filing the forms of option agreements utilized in connection with its 2004 Omnibus Stock Plan.

10.1 Form of Stock Option Agreement (Employees) under 2004 Omnibus Stock Plan
10.2 Form of Stock Option Agreement (Executive Officers) under 2004 Omnibus Stock Plan
10.3 Form of Stock Option Agreement (Executive Officers) under 2004 Omnibus Stock Plan
10.4 Form of Stock Option Agreement (Directors - Annual Grant) under 2004 Omnibus Stock Plan
10.5 Form of Stock Option Agreement (Directors - Other Grants) under 2004 Omnibus Stock Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ValueVision Media, Inc.

January 14, 2005	By:	Nathan E. Fagre

Name: Nathan E. Fagre
Title: Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Form of Stock Option Agreement (Employees) under 2004 Omnibus Stock Plan
10.2	Form of Stock Option Agreement (Executive Officers) under 2004 Omnibus Stock Plan
10.3	Form of Stock Option Agreement (Executive Officers) under 2004 Omnibus Stock Plan
10.4	Form of Stock Option Agreement (Directors - Annual Grant) under 2004 Omnibus Stock Plan
10.5	Form of Stock Option Agreement (Directors - Other Grants) under 2004 Omnibus Stock Plan